Exhibit 99.1
December 2007 Roadshow Presentatio n Sidoti Midwest Roadshow October 2009

LMI AEROSPACE PROPRIETARY 1 In addition to our past performance and other historical facts, this presentation contains certain forward-looking information such as our current expectations as to future performance. Such forward-looking information is based on management's assumptions and analysis that are subject to numerous business risks and uncertainties, including risk and uncertainties that related to acquisitions. There can be no assurance that our assumptions will prove to be accurate in the future. Actual results may differ from these forward-looking statements as a result, among other things, of the factors detailed from time to time in our filings with the Securities and Exchange Commission. Please refer to the Risk Factors contained in the company's annual report on Form 10-K for the year ended December 31, 2008. Safe Harbor Statements

LMI AEROSPACE PROPRIETARY 2 Senior Management CEO and President of LMI since 1984 Previously served as Executive Vice President with Associated Transports, Inc. Ronald S. Saks CEO, President & Director Lawrence E. Dickinson CFO & Secretary CFO of LMI since 1993 Previously served as a Financial Analyst and Controller for LaBarge, Inc. from 1984 to 1993

LMI AEROSPACE PROPRIETARY 3 Investment Highlights Demonstrated track record of strong financial performance, with excellent growth outlook 20% Revenue CAGR from 2004 to 2010E 48% Operating Income CAGR from 2004 to 2010E Revenue / customer diversification1 38% services, 62% production and assembly 36% commercial, 23% military, 35% corporate and regional Favorable long-term industry trends toward outsourcing engineering, production and assembly Approximately 70% of our 2010E revenue is associated with long- term contracts Aerostructures segment backlog as of $238 million at June 30, 2009 Preferred supplier to aircraft OEMs (including Boeing, Sikorsky, Gulfstream and others) and Tier 1 suppliers for nearly 60 years with industry-leading quality and reliability Defined organic growth plan and ongoing acquisition program Experienced management team with an average of over 20 years experience and strong industry relationships Revenue2 Operating Income2 (2) 2009E and 2010E reflect midpoint of Company guidance as of 8/7/2009. ($ in Millions) ($ in Millions) (1) Based on 2008 results. D3 82 2004 - 2010E CAGR = 20% 2004 - 2010E CAGR = 48%

LMI AEROSPACE PROPRIETARY 4 Business Overview (1) 2009E reflects midpoint of Company guidance as of 8/7/2009. A leading provider of design engineering services, structural components, assemblies and kits to the aerospace, defense and technology industries Produces more than 30,000 types of aerospace parts, kits and assemblies for integration into a variety of civilian and military aircraft platforms Supports both military and commercial aircraft lifecycles, from conceptual design, analysis and certification through production support, fleet support and service life extensions with over 325 qualified engineers 21 facilities in 15 cities Successfully integrated nine acquisitions since 1996 2009E revenue of $248 million and operating profit of $22 million1

LMI AEROSPACE PROPRIETARY 5 767 Winglet Modification Leading Edge Gulfstream Fuselage Kit Sikorsky Helicopter Cabin Assembly Leading Edge Great customer relationships built over many years around our superior reputation for quality and on-time delivery Leading Provider of Assemblies, Kits and Components Rotorcraft Machined Components G250 Inboard Leading Edge

LMI AEROSPACE PROPRIETARY 6 Gulfstream G-650 Structural Design and Analysis Boeing 787 Structural and Systems Design Airbus A330 Wing Boeing Dreamlifter Structural and Systems Design Well-positioned on corporate, commercial and military platforms Well-positioned on corporate, commercial and military platforms Offers Complete Range of Design Engineering Services F-35 Wing and Fuselage F-18 Program Management

LMI AEROSPACE PROPRIETARY 7 LMI is positioned as a "turnkey" aerospace systems provider Strengthens LMI's current customer relationships Potential access to Airbus with combined capabilities Capitalizes on accelerating trend toward OEM outsourcing of complex aircraft development projects Enhances the depth of LMI's management and engineering team D3 employs over 325 highly skilled engineers; Intec retains a staff of 46 technicians Adds additional 787 program participation and unique composite materials engineering and testing expertise D3 & Intec Acquisitions Offer Design Engineering and Composite Technology Expertise Engineering Testing Manufacturing Integrated Design-Build-Test Service

LMI AEROSPACE PROPRIETARY 8 Leverage strong customer relationships Expand value-added services and solutions Invest in training and lean for production efficiencies Focus efforts on cash generation Size operations to new demand levels Pursue design-build opportunities Opportunistically pursue strategic acquisitions Strategic Initiatives

LMI AEROSPACE PROPRIETARY 9 Design and engineering services Composite technologies High speed machining Other complex metal capabilities Acquisition Focus ? Enhance portfolio of design and manufacturing capabilities

LMI AEROSPACE PROPRIETARY 10 Wichita Auburn Sun Valley Tulsa St. Louis Vista Irving Savannah Mexicali Machining Forming Processing Distribution Design Mukilteo Dallas Greenville San Diego Strategic Geographic Locations Catoosa HQ Everett Composite

LMI AEROSPACE PROPRIETARY 11 Strong Relationships with OEMs & Tier 1s Exclusive long-term agreements with blue-chip customers

Diversified Across Aerospace Sectors LMI applies its capabilities across multiple customers and aircraft platforms Disciplined diversification strategy significantly protects LMI from downturns in the aerospace cycle Total Revenue Aerostructures Revenue Engineering Services Revenue (1) Sector revenue breakdown based on FY 2008 results. LMI AEROSPACE PROPRIETARY 12

Business aviation heavily impacted by the speed and scale of the global financial crisis; demand fell as corporate profits and personal wealth fell Inventory and pricing levels appear to have bottomed and the weak dollar may boost demand Sources: Wall Street research; Airline Monitor, July 2009; National Defense Budget Estimates for FY 2010. Jet Deliveries of LMI Aerospace Customers1 (1) Includes Gulfstream large cabin aircraft. (2) Includes Boeing and Airbus deliveries. CAGR = 0.3% LMI Focuses on Diverse Markets After declining in 2009, RPMs are expected to demonstrate growth in 2010 and 2011 Concern about oil prices driving demand for: Lighter, more fuel-efficient aircraft Winglet modifications that enhance fuel efficiency Rotorcraft demand driven by high utilization and aging fleet Engineering services for military aircraft programs driven by upgrades, maintenance, modification and new aircraft development Large Commercial Aircraft Deliveries2 Defense Aircraft Procurement Budget CAGR = 7.7% CAGR = 7.2% Business Aviation Commercial Aerospace Military LMI AEROSPACE PROPRIETARY 13 ($ in billions)

LMI AEROSPACE PROPRIETARY 14 Key Capabilities on a Variety of Platforms Business Aviation Commercial Aerospace Military G-150 G-450 / G-550 G-650 Design Engineering Manufacturing: Fuselage Skins and Components, Wing Skins and Components, Leading Edges, Structural Sheet Metal and Extruded Components Design Engineering Services: Wing / Wingbox Design, Winglet Design, Systems Design and Integration, Certification Planning and Support, Tool Design and Fabrication 767 777 737 787 Manufacturing: Fuselage Skins and Components, Wing Skins and Components, Leading Edges, Winglet Leading Edges Design Engineering Services: Wing / Wingbox Design, Fuselage / Empennage Design, Composite Design Expertise, Weight Improvement Design CH-53 F-35 F-18 UH-60 Manufacturing: Helicopter Components, Helicopter Assemblies, Housings and Assemblies for Gun Turrets Design Engineering Services: Wing / Wingbox Design, Fuselage / Empennage Design, Composite Design Expertise, Weight Improvement Design, Tool Design and Fabrication, Rapid Prototyping and Test

LMI AEROSPACE PROPRIETARY 15 $ in Millions Note: 2009E & 2010E reflect midpoint of Company guidance as of 8/7/09. History of Financial Success 2004 - 2010E CAGR = 20% 2004 - 2010E CAGR = 48% Revenue Guidance for 2009 Operating Income $ in Millions Guidance for 2010

LMI AEROSPACE PROPRIETARY 16 Strong Financial Position Current Capitalization Significant liquidity $80 million revolver with additional $40 million accordion feature Shelf registration on file with SEC $ in Millions Actual Actual 6/30/09 6/30/09 Cash & Cash Equivalents Cash & Cash Equivalents $0.1 Total Debt 37.8 Shareholders' Equity Shareholders' Equity 130.3 Total Capitalization Total Capitalization $168.0 EBITDA1 (1) 2009E & 2010E reflect midpoint of Company guidance as of 8/7/09. EBITDA equals operating profit plus depreciation, amortization, stock compensation expense and goodwill impairment. $ in Millions

LMI AEROSPACE PROPRIETARY 17 Investment Highlights Demonstrated track record of strong financial performance, with excellent growth outlook 20% Revenue CAGR from 2004 to 2010E 48% Operating Income CAGR from 2004 to 2010E Revenue / customer diversification1 38% services, 62% production and assembly 36% commercial, 23% military, 35% corporate and regional Favorable long-term industry trends toward outsourcing engineering, production and assembly Approximately 70% of our 2010E revenue is associated with long- term contracts Aerostructures segment backlog as of $238 million at June 30, 2009 Preferred supplier to aircraft OEMs (including Boeing, Sikorsky, Gulfstream and others) and Tier 1 suppliers for nearly 60 years with industry-leading quality and reliability Defined organic growth plan and ongoing acquisition program Experienced management team with an average of over 20 years experience and strong industry relationships Revenue2 Operating Income2 (2) 2009E and 2010E reflect midpoint of Company guidance as of 8/7/2009. ($ in Millions) ($ in Millions) (1) Based on 2008 results. D3 82 2004 - 2010E CAGR = 20% 2004 - 2010E CAGR = 48%